American Beacon ARK Transformational Innovation Fund

SUMMARY PROSPECTUS October 27, 2017

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated October 27, 2017, are incorporated by reference into this summary prospectus. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Share Class | Y: ADNYX | Institutional: ADNIX | Investor: ADNPX

Investment Objective

The Fund seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information is available from your financial professional and in "Choosing Your Share Class" on page 17 of the Prospectus.

Share Class	Y	Institutional	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	Y	Institutional	Investor
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	1.69%	1.59%	1.97%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.60%	2.50%	2.88%
Fee Waiver and/or expense reimbursement[2]	(1.50)%	(1.50)%	(1.50)%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.10%	1.00%	1.38%

1 Other Expenses and Acquired Fund Fees and Expenses are based on estimated expenses for the current fiscal year.

2 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's Y Class, Institutional Class and Investor Class shares through October 28, 2018 to the extent that Total Annual Fund Operating Expenses exceed 1.09% for the Y Class, 0.99% for the Institutional Class and 1.37% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager can be reimbursed by the Fund for any contractual fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager's own waiver or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through October 28, 2018. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years
Y	$112	$551
Institutional	$102	$521
Investor	$141	$637

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. For the period from the Fund's commencement of operations on January 27, 2017 to June 30, 2017, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve long-term growth of capital by investing primarily in domestic and foreign equity securities of transformational innovation companies.

The sub-advisor defines transformational innovation companies as those with divisions that primarily focus on developing or benefitting from new products, services, technologies or advancements that disrupt, or are expected to disrupt, existing markets or processes. The types of transformational innovation companies that the Fund expects to invest in are those companies primarily engaged in research, including research relating to: (i) genomics ("Genomic Revolution Research"), (ii) industrial innovation ("Industrial Innovation Research"), (iii) shared technology and the internet ("Next Generation Internet Research"), or (iv) financial services ("FinTech Innovation Research"), among others. The sub-advisor uses internally-generated and externally-sourced research and analysis to assemble a diverse array of information from which to identify transformational innovation companies.

ARK102717	American Beacon ARK Transformational Innovation Fund - Summary Prospectus	1

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Genomic Revolution Research. The sub-advisor defines Genomic Revolution Research as research that focuses on extending and enhancing the quality of human, and other, life. This research incorporates technological and scientific developments, improvements and advancements in genomics (the study of genes, DNA and their functions, and related analytical techniques), bionics and products or services that improve and enhance life and fundamentally change existing industries. Genomic Sequencing refers to the techniques that allow researchers to read and decipher the genetic information found in DNA. Genomic Revolution Research may be classified in multiple sectors including health care, information technology, materials, energy and consumer discretionary.

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Industrial Innovation Research. The sub-advisor defines Industrial Innovation Research as research that focuses on technological improvements and advancements in the industrial sectors, including energy, manufacturing, and transportation. For example, energy transformation companies may seek to develop innovations in areas of energy location, development, storage or usage. Transportation companies may seek to develop innovation in the areas of mobility, such as drones and self-driving cars. Manufacturing innovators may seek applications for robotics, 3D printing, and similar productivity-enhancing technologies.

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Next Generation Internet Research. The sub-advisor defines Next Generation Internet Research as research that focuses on developments in the global technology infrastructure, including hardware, software and the shift to mobile devices. This research may incorporate shared technology, such as shared data storage and processing, computer network applications and internet security. Applications could include, those that link homes, automobiles and workplaces to mobile devices or other convenient media.

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FinTech Innovation Research. The sub-advisor defines FinTech Innovation Research as that research that focuses on innovations in the financial sector including payment technologies, lending methods, currencies and business analytics. Technology-enabled enhancements in financial services may also interact with a variety of other innovation themes as the concepts of finance apply across industries and transactions.

The sub-advisor's process for identifying investments uses both ‘‘top down'' (macro-economic and business cycle analysis) and ‘‘bottom up'' (valuation, fundamental and quantitative measures) approaches to identify investment opportunities.

Under normal circumstances, substantially all of the Fund's assets are invested in a portfolio of equity securities including common stocks and other equity investments or ownership interests in business enterprises that are relevant to the Fund's investment theme of transformational innovation. The Fund's investments include issuers of all capitalizations. The Fund's investments in foreign equity securities are in both developed and emerging markets. The Fund invests in American Depositary Receipts (‘‘ADRs'') and securities sold on foreign exchanges and securities denominated in foreign currencies when purchasing foreign equities. The Fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market or through forward currency contracts ("forwards"). The Fund also may use foreign currency forward contracts to hedge exposure to foreign currency or to shift exposure from one currency to another.

The sub-advisor may sell a security if it believes that a company has become disrupted or is no longer on the leading edge of fast-moving industries or innovation. The sub-advisor may also sell positions to (i) take advantage of opportunities created by short-term market actions or market sentiment, (ii) provide liquidity to invest in companies that the sub-advisor has relatively more confidence in, or (iii) invest in companies that the sub-advisor believes offer more market opportunity relative to their current price. The Fund at times may invest in shares of other investment companies, including money market funds and exchange-traded funds ("ETFs"), and may lend its securities to broker-dealers and other institutions to earn additional income. The Fund may invest in securities of investment companies advised by the Manager.

In pursuing its investment strategies, the Fund typically engages in active trading strategies that result in high portfolio turnover.

The Fund is non-diversified, which means that it may invest a high percentage of its assets in a limited number of issuers.

The Fund may invest indirectly in bitcoins through a Delaware statutory trust, which issues shares that are registered with the Securities and Exchange Commission under the Securities Act of 1933 ("Bitcoin Investment Trust"). Bitcoins are a digital commodity that is not issued by a government, bank or central organization. Bitcoins exist on an online, peer-to-peer computer network (the "Bitcoin Network") that hosts a public transaction ledger where bitcoin transfers are recorded (the "Blockchain"). Bitcoins have no physical existence beyond the record of transactions on the Blockchain. The Bitcoin Investment Trust invests principally in bitcoins.

The Fund currently directly holds shares of the Bitcoin Investment Trust (accounting for less than 10% of the value of the Fund's total assets). The Fund intends to contribute its holdings in the Bitcoin Investment Trust to a wholly owned subsidiary organized under Delaware law (the "Delaware Subsidiary") in a transaction that will qualify as a tax-free transfer of property to a controlled corporation.  The Delaware Subsidiary will not make any additional investment in Bitcoin Investment Trust shares. Any gains that the Delaware Subsidiary recognizes on future sales of the contributed Bitcoin Investment Trust shares will be subject to federal corporate income tax, but the dividends that the Delaware Subsidiary pays to the Fund (i.e., those gains, net of the tax paid and any other expenses of the Delaware Subsidiary, such as its management and advisory fees) will be qualifying income for purposes of a source-of-income requirement set forth in Subchapter M of Chapter 1 of Subtitle A ("Subchapter M") of the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), and will be eligible to be treated as "qualified dividend income" under the Internal Revenue Code. The Manager will reimburse the Fund for any tax liability incurred by the Delaware Subsidiary in connection with the sale of those shares of the Bitcoin Investment Trust by the Delaware Subsidiary. In the future, the Fund will seek to gain additional exposure to the Bitcoin Investment Trust and other investments that may not produce qualifying income for the Fund under the Internal Revenue Code, including, potentially, other pooled investment vehicles that provide exposure to digital commodities, by investing up to 25% of the value of its total assets (less the percentage of that value invested in the Delaware Subsidiary) in a wholly owned subsidiary recently organized under the laws of the Cayman Islands (the "Cayman Subsidiary"). The Delaware Subsidiary and the Cayman Subsidiary each referred to herein as a "Subsidiary". Additional information regarding the tax treatment of the Fund and the Subsidiaries is provided in the "Tax Information" section of the SAI.

Generally, each Subsidiary invests primarily in the Bitcoin Investment Trust, but also may, potentially, invest in other pooled investment vehicles that provide exposure to digital commodities. The Fund will invest in each Subsidiary within the limitations of the federal tax law, rules and regulations that apply to "regulated investment companies" under Subchapter M ("RICs"). Unlike the Fund, the Subsidiaries may invest without limitation in the Bitcoin Investment Trust and other pooled investment vehicles that provide exposure to digital commodities. However, the Fund and the Subsidiaries comply with the same fundamental investment restrictions on an aggregate basis, and each Subsidiary follows the same compliance policies and procedures as the Fund, to the extent those restrictions, policies and procedures are applicable to the investment activities of a Subsidiary. Unlike the Fund, each Subsidiary does not, and will not, seek to qualify as a RIC. The Fund is the sole shareholder of each Subsidiary and does not expect shares of a Subsidiary to be offered or sold to other investors.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Allocation and Correlation Risk
The sub-advisor's judgments about, and allocations between asset classes and market exposures may adversely affect the Fund's performance. There can be no assurance, particularly during periods of market disruption and stress, that the sub-advisor's judgements about asset allocation and market correlations will be correct.

2	American Beacon ARK Transformational Innovation Fund - Summary Prospectus

Asset Selection Risk
Assets selected by the sub-advisor or the Manager for the Fund may not perform to expectations. The sub-advisor's investment models may rely in part on data derived from third parties and may not perform as intended. This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Bitcoin Risk
The value of the Fund's investment in the Bitcoin Investment Trust through the Subsidiaries is subject to fluctuations in the value of bitcoins. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges ("Bitcoin Exchanges"). Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Bitcoin Investment Trust. Currently, there is relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund's indirect investment in the Bitcoin Investment Trust. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund's indirect investment in the Bitcoin Investment Trust. Shares of the Bitcoin Investment Trust may trade at a premium or discount to the net asset value of the Bitcoin Investment Trust.

Currency Risk
The Fund may have exposure to foreign currencies by making direct investments in non-U.S. currencies, in securities denominated in non-U.S. currencies or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies will fluctuate, and may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents.  It is not possible for the Fund service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Derivatives Risk
Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. In addition, the Fund's investments in derivatives are subject to the following risks:

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Forward Contracts. Forward contracts are derivative instruments pursuant to a contract where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. There may be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. There may not be a liquid secondary market for the futures contracts. Forward currency transactions and forward currency contracts include the risks associated with fluctuations in currency. Interest rate and Treasury futures contracts expose the Fund to price fluctuations resulting from changes in interest rates. The Fund could suffer a loss if interest rates rise after the Fund has purchased an interest rate futures contract or fall after the Fund has sold an interest rate futures contract. Similarly, Treasury futures contracts expose the Fund to potential losses if interest rates do not move as expected.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities discussed below are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures.

Equity Investments Risk
Equity securities are subject to Investment Risk and Market Risk. The Fund's investments in equity securities may include common stocks and depositary receipts.  Such investments may expose the Fund to additional risks.

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Common Stock. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Depositary Receipts. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

American Beacon ARK Transformational Innovation Fund - Summary Prospectus	3

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund, such as forward contracts, may have limited marketability or be subject to restrictions on sale, and may be difficult or impossible to purchase or sell at favorable times or prices. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, the Fund may be forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole.

Market Timing Risk
Because the Fund invests in foreign securities, or it has exposure to foreign securities through the derivatives it holds, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's net asset value ("NAV"), (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific types of securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders.

Micro-Capitalization Companies Risk
Micro-capitalization companies are subject to substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable, since micro-capitalization companies may not have operating history, product lines, and financial resources. Their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations, and they can be sensitive to expected changes in interest rates, borrowing costs and earnings. The shares of micro-capitalization companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Model Risk
The sub-advisor may use proprietary modeling systems to implement its investment strategies for the Fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors' historical trends and technical issues in the construction and implementation of the models. There is no assurance that the models are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. These models may negatively affect Fund performance for various reasons, including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

Non-Diversification Risk
The Fund is non-diversified, which means it may focus its investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk
The Fund may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, if the Fund invests in an ETF that invests in equity securities and/or foreign securities, or tracks an index, the Fund would be subject to the risks associated with the underlying investments held by the ETF or to fluctuations in the referenced index.  Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a discount or premium to their NAV and may not be liquid. Money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments and economic conditions that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Because the Fund may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and under-weighted in others. Accordingly, the Fund's performance is likely to be disproportionately affected by the factors influencing those sectors.

Health Care Sector Risk. The health care sector may be affected by government regulations and health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (i) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (ii) subject to extensive litigation based on product liability and similar claims, and (iii) subject to competitive forces that may make it difficult to raise prices and, may result in price discounting. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on companies in the health care sector. In addition, issuers in the health care sector include issuers having their principal activities in the biotechnology and pharmaceutical industries, which have the additional risks described below.

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Biotechnology Company Risk. A biotechnology company's valuation can often be based largely on the potential or actual performance of a limited number of products and can accordingly be greatly affected if one of its products proves unsafe, ineffective or unprofitable.

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Pharmaceutical Company Risk. Companies in the pharmaceutical industry can be significantly affected by government approval of products and services, government regulation and reimbursement rates, product liability claims, patent expirations and intense competition.

Industrials Sector Risk. The industrials sector includes companies engaged in the aerospace and defense industry, electrical engineering, machinery, energy, transportation, and professional services. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims and exchange rates.

4	American Beacon ARK Transformational Innovation Fund - Summary Prospectus

Information Technology Sector Risk. The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company's business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

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Financial Technology Company Risk. FinTech companies generally face competition from much larger and more established firms. FinTech companies may not be able to capitalize on their disruptive technologies if they face political and/or legal attacks from competitors, industry groups or local and national governments. A FinTech company may not currently or in the future derive any revenue from innovative technologies.

Securities Lending Risk
To the extent the Fund lends its securities, it may be subject to the following risks:  i) borrowers of the Fund's securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions,  and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Small and Mid-Capitalization Companies Risk
Investing in the securities of small and mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and mid-capitalization companies may have narrower commercial markets and limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.  In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

Subsidiaries Risk
By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries' investments. Those investments are generally similar to the investments that are permitted to be held by the Fund (and in which it has invested directly in the past) and are subject to the same risks that would apply to similar investments if held directly by the Fund. These risks are described in "Bitcoin Risk" above. There can be no assurance that the investment objective of the Fund or either Subsidiary will be achieved.

The Subsidiaries are not registered under the Investment Company Act of 1940, as amended ("Investment Company Act") and, unless otherwise noted in this Prospectus, are not subject to all the investor protections of the Investment Company Act. In addition, changes in the laws of the United States, Delaware, and/or the Cayman Islands could result in the inability of the Fund and/or one or both of the Subsidiaries to operate as described in this Prospectus and the SAI and could adversely affect the Fund's performance.

Tax Risk
To qualify as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from "qualifying income," which is described in more detail under the "Tax Information" section of the SAI. Income derived from investment in the Bitcoin Investment Trust might not be considered qualifying income. To eliminate the risk of failing to qualify as a RIC for current and future taxable years as a result of investing in the Bitcoin Investment Trust, the Fund will therefore restrict its income and realized gains from direct investments in the Bitcoin Investment Trust to a maximum of 10% of its gross income for each taxable year -- the income and realized gains the Subsidiaries derive therefrom will not be included for this purpose if they are operated as contemplated. Any dividends the Delaware Subsidiary pays to the Fund and distributions the Cayman Subsidiary makes to the Fund should be qualifying income. The Fund's investment in the Cayman Subsidiary is expected to provide the Fund with exposure to the Bitcoin Investment Trust and, potentially, other pooled investment vehicles that provide exposure to digital commodities within the limitations of the federal tax requirements of Subchapter M.

The Internal Revenue Service ("IRS") issued a large number of private letter rulings (which the Fund may not cite as precedent) from 2006 through 2011 that income a RIC derives from a wholly owned foreign subsidiary (a "controlled foreign corporation" or "CFC") (such as the Cayman Subsidiary) that earns income derived from commodities -- the IRS has ruled that bitcoin is "property," which thus could be considered a commodity -- is qualifying income. However, proposed Treasury regulations published on September 28, 2016, would limit qualifying income for a RIC from a CFC to distributions the CFC makes to the RIC out of its associated earnings and profits for the applicable taxable year. Although the Fund currently expects to receive distributions from the Cayman Subsidiary out of such earnings and profits each taxable year, if in one or more taxable years the Fund did not receive distributions thereof (or received less than all of same) or the IRS concludes that the amounts it did receive were not "distributions" for federal income tax purposes, the Fund might have difficulty in those years satisfying the source-of-income requirement to qualify as a RIC. Additional information regarding the federal income tax treatment by a RIC of income from a CFC is included in the "Tax Information" section of the SAI. The federal income tax treatment of the Fund's income from the Cayman Subsidiary may be materially adversely affected by future legislation, the final version of the abovementioned proposed regulations or of other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M, or otherwise materially affect the character, timing or recognition, and/or amount of the Fund's taxable income and/or net capital gains and, therefore, the distributions the Fund makes.

Transformational Innovation Risk
Companies that the sub-advisor believes are capitalizing on transformational innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Companies that initially develop a novel technology may not be able to capitalize on the technology. Companies that develop transformational technologies may face political or legal challenges from competitors, industry groups or local and national governments. These companies may also be exposed to risks applicable to sectors other than the transformational innovation theme for which they are chosen, and the securities issued by these companies may underperform the securities of other companies that are also focused on a particular theme.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or which may become illiquid.

Fund Performance

Performance information for the Fund is not provided because the Fund had not been in operation for a full calendar year as of the date of this Prospectus.  Performance for the Fund can be accessed on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

American Beacon ARK Transformational Innovation Fund - Summary Prospectus	5

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor
The Fund's investment sub-advisor is ARK Investment Management LLC.

Portfolio Manager

ARK Investment Management LLC	Catherine D. Wood Chief Investment Officer Since Fund Inception (2017)

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, through a retirement account, through an investment professional or another financial intermediary.  As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o BFDS 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's NAV per share next calculated after your order is received in proper form.

	New Account	Existing Account
Share Class	Minimum	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Investor	$2,500	$50	$250
Y	$100,000	$50	None
Institutional	$250,000	$50	None

Tax Information

Dividends and capital gain distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred (in which case you may be taxed later, upon the withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

6	American Beacon ARK Transformational Innovation Fund - Summary Prospectus